U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2005

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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                           0 - 32093                 91-2022980
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(State or other                    (Commission              (I.R.S.
jurisdiction                       File Number)             Identification No.)
of incorporation)

                      1601-B ALTON PARKWAY, UNIT B
                           IRVINE, CALIFORNIA             92606
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 757-0855

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                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this current report on Form 8-K to report the following:

Item 8.01 Other Events

On November 30, 2005, we issued a press release wherein we announced our entry into a reseller agreement with GTSI Corp. ("GTSI"), a leading government technology solutions provider and integrator, pursuant to which we granted GTSI a non-exclusive right to market and resell our SIEGMA(TM) system and related products and services to its customers. This agreement is effective for six months, but may be extended at GTSI's sole discretion.

A copy of this press release is attached as Exhibit 10.128 to this current report.

Item 9.01  Financial Statements and Exhibits.

10.128 Copy of press release announcing entry into reseller agreement with GTSI Corp.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIENERGY TECHNOLOGIES, INC.

November 30, 2005                          By: /s/ Bogdan C. Maglich
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(Date)                                     Name:  Bogdan C. Maglich,
                                           CEO/Chairman, President and Treasurer